UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Extension for Filing Form 10-Q for the Quarterly Period Ended March 31, 2020

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which was modified and superseded on March 25, 2020 (Release No. 34-88465), providing conditional relief to public companies that are unable to meet a filing deadline due to circumstances related to the COVID-19 pandemic (the “SEC Order”).

Stratus Properties Inc. (“Stratus,” “we,” or “our”) is relying on the SEC Order to delay the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”). In particular, COVID-19 and related precautionary responses from federal, state and local governments have limited access to our facilities, including our corporate headquarters, and have disrupted normal interactions among our accounting personnel and other staff involved in the completion of our Quarterly Report. The pandemic has raised uncertainties surrounding our business and financing activities and real estate transactions. In addition, management’s attention has been focused primarily on addressing the operational and financial challenges presented by the pandemic.

Pursuant to the SEC Order, in order for our Quarterly Report to be filed timely, it must be filed no later than June 25, 2020, and we expect to file the report timely, on or about the June 25, 2020, due date.

Risk Factor Explaining the Impact of the Pandemic on Our Business

We are supplementing the risk factors described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, (“Form 10-K”) with the additional risk factor set forth below, which should be read in conjunction with the risk factors and other disclosures in our Form 10-K.

The COVID-19 pandemic has had a significant adverse impact on our business, financial condition, results of operation, liquidity and the market price of our common stock, and such impact could worsen and last for an unknown period of time.

The COVID-19 pandemic is complex and rapidly-evolving, with federal, state and local governments, public institutions and other organizations imposing or recommending, and businesses and individuals implementing, restrictions on activities in order to combat its spread. These restrictions have included stay-at-home orders, bans on travel, limitations on the size of gatherings, limitations on the operations of businesses deemed non-essential, closures of work facilities, schools, public buildings and businesses, cancellation of events (including entertainment events, conferences and meetings), and quarantines. In early May, the Governor of Texas announced that non-essential businesses may start reopening in a phased process, often with reduced capacity and social distancing restrictions. In many cases, state and local governments have issued conflicting restrictions.

The pandemic has caused a sharp global slowdown of economic activity, a steep increase in unemployment in the U.S. and significant volatility and disruption of financial markets. Health advisors warn that a “second wave” of the pandemic is possible this fall if reopening is pursued too soon or in the wrong manner. Because the pandemic is unprecedented in recent history, and its severity, duration and future economic consequences, including any resulting recession, are difficult to predict, we cannot predict its future impact on our company with any certainty. The COVID-19 pandemic has subjected our business, financial condition, results of operations, and liquidity to a number of risks, including, but not limited to, those discussed below:

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Risks Related to our Liquidity. In April 2020, we extended the maturity date of our $60 million revolving credit facility from June 29, 2020 to September 27, 2020. As of May 8, 2020, we had borrowed $49.3 million on the facility and had $0.1 million of letters of credit committed against the facility. We are in discussions with our lender regarding a longer term renewal and modification to the facility. We have received similar renewals and modifications in the past; however, there can be no assurance that we will be successful under current economic circumstances. If we are unable to extend our revolving credit facility past September 27, 2020, borrowings under the facility will be due and payable on September 27, 2020. With respect to our project-level debt financings, we have no significant principal maturities during the remainder of 2020.

We currently project that, absent any asset sales or other liquidity events, if we are able to secure the extension and modification of our primary revolving credit facility as described above, we will be able to meet our debt service and other cash obligations for at least the next 12 months. However, our projections depend on many detailed and complex underlying assumptions, including that our hotel and entertainment businesses will begin to ramp up in the summer of 2020 and that current conditions in our leasing operations will not further deteriorate materially, and no assurances can be given that the results anticipated by our projections will occur. If market conditions do not improve, we project that we will not meet our debt service coverage ratio covenants in certain of our retail project loan agreements at the end of second quarter 2020. We are in discussions with our lenders to obtain waivers of these covenants, but if we are unable to obtain waivers, violations of these covenants could result in events of default under these loan agreements. If we later determine that we will likely not be able to meet our debt service and other cash obligations, we may seek further amendments to, waivers of provisions of, or restructuring of our debt agreements, seek to sell assets, seek to reduce operating expenses, and/or seek to raise additional capital, any or all of which actions may not be successful. If we cannot meet our debt service obligations, or otherwise default under a debt agreement, our lenders may declare all amounts outstanding under the loans due and payable, seek to foreclose on the collateral securing the loans and/or seek to force us into involuntary bankruptcy proceedings.

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Risks Related to our Pending Sale of Block 21. As previously announced, on December 9, 2019, two of our wholly owned subsidiaries entered into definitive agreements to sell Block 21 to Ryman Hospitality Properties, Inc. (“Purchaser”) for $275 million. The completion of the Block 21 transaction is subject to the satisfaction or waiver of a number of specified closing conditions, including the consent of the loan servicer to the Purchaser’s assumption of the loan secured by the Block 21 properties, which has not yet been obtained, and other customary closing conditions. The Purchaser has deposited $15 million in earnest money to secure its performance under the agreements governing the sales. If the conditions to the closing of the sale of Block 21 are not satisfied, the sale of Block 21 may not be completed.

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Risks Related to our Hotel Operations. The pandemic is having a significant adverse impact on the hospitality industry, as it has resulted in dramatically curtailed business and leisure travel and caused cancellations of events or rescheduling of events until later in 2020 and beyond. Accordingly, the pandemic has resulted in a significant decrease in revenue and expected revenue from our hotel rooms, conference facilities and hotel amenities. For example, hotel occupancy averaged 22% and 2.9% in March and April 2020, respectively. The pandemic is expected to continue to negatively affect our hotel business, and the extent to which such adverse impacts continue depends on numerous evolving factors that we cannot predict. Moreover, once travel advisories and restrictions are lifted, travel demand may remain weak for a significant length of time and attractions and events that previously brought visitors to the City of Austin may not proceed or may proceed with limited capacity. We cannot predict if or when our hotel will return to pre-pandemic demand or pricing.

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Risks Related to our Entertainment Operations. The pandemic is having a significant adverse impact on the entertainment industry and our entertainment operations. Our entertainment venues, ACL Live and 3TEN ACL Live, are currently closed. Many events previously scheduled for the rest of 2020 have been rescheduled and some have been cancelled. It is also unclear whether and to what extent pandemic-related concerns will impact the use of and/or demand for our entertainment venues, even as government restrictions are modified or lifted. Prolonged repercussions from the pandemic and government-mandated restrictions or other factors could continue to negatively affect our entertainment venues and the financial performance of our entertainment operations, and the extent to which such adverse impacts continue depends on numerous evolving factors that we cannot predict, including if or when our entertainment operations will return to pre-pandemic demand.

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Risks Related to our Leasing Operations. The COVID-19 pandemic is negatively affecting our retail and multi-family leasing operations. Tenants at our retail locations are diverse and include grocery and liquor stores, which remain open and have paid rent owed to date, and restaurants, healthcare services, fitness centers, a movie house and other retail products and services, many of which are closed or operating at significantly reduced capacity. We are continuing to work with our retail tenants to understand their needs and have agreed to temporary base rent abatement with many retail tenants; as of May 11, 2020, that rent abatement has resulted in a reduction of 32.7% and 37.3% of April and May scheduled base rents, respectively. At our multi-family properties, we have granted rent deferral accommodations on a case-by-case basis. However, our retail and multi-family tenants may, as a result of COVID-19 and the related economic downturn, request additional rent deferrals, rent abatement or early termination of their leases as well as may be forced to temporarily or permanently close or declare bankruptcy, which could further reduce our cash flows. In addition, state, local or industry-initiated efforts, such as tenant rent freezes or suspension of a landlord’s ability to enforce evictions, may also affect our ability to collect rent or enforce remedies for the failure to pay rent. Further, our ability to renew leases or re-lease vacant spaces on favorable terms, or at all, is constrained in the current environment, which may worsen.

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Risks Related to our Real Estate and Development Operations. The pandemic has negatively affected our real estate and development operations. We may be unable to sell assets in the current economic environment at a price that we find acceptable or at all. We have also curtailed our active development program, as we continue to monitor developments in the market. We cannot predict when we will be able to recommence the active pursuit of our development plans. The economic downturn caused by the pandemic could worsen demand for our properties and diminish their value. The pandemic has also constrained the availability of capital to companies in the real estate industry, and we can provide no assurances that, once we resume our active development plans, we will be able to access the required capital at a reasonable cost. Prolonged inability to pursue our active development plans will have a negative effect on our business and future profits.

These and other impacts of the COVID-19 pandemic could also have the effect of heightening many of the other risks described in Item 1A. “Risk Factors” in our Form 10-K. While we believe the risk factors above describe current material risks to our company related to the COVID-19 pandemic, there are other risks that we currently believe will not have a material adverse impact on us that may do so. In addition, there are other risks to our company, not necessarily related to the pandemic, which may adversely affect our business. For additional discussion, refer to Item 1A. “Risk Factors” in the Form 10-K. Agreements described above are qualified in their entirety by the description of such agreements in our Form 10-K and by the terms of such agreements filed as exhibits to our Form 10-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations related to whether and when the sale of Block 21 will be completed, the potential continuing impacts of the COVID-19 pandemic, the planning, financing, development, construction, completion and stabilization of Stratus’ development projects, plans to sell, recapitalize or refinance properties, operational and financial performance, expectations regarding future cash flows, municipal utility district (MUD) reimbursements for infrastructure costs, regulatory matters, leasing activities, estimated costs and timeframes for development and stabilization of properties, liquidity, tax rates, the impact of interest rate changes, capital expenditures, financing plans, possible joint venture, partnership, strategic relationships or other arrangements, Stratus’ projections with respect to its obligations under the master lease agreements entered into in connection with the 2017 sale of The Oaks at Lakeway, and other plans and objectives of management for future operations and development projects. The words “anticipates,” “may,” “can,” “plans,” “believes,”

“potential,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements.

Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, evolving risks relative to the spread of COVID-19 or fear of the further spread of COVID-19, the duration and scope of the COVID-19 pandemic and impact thereof including the pace of recovery, the occurrence of any other event, change or other circumstance that could delay the closing of the sale of Block 21 or result in the termination of the agreements to sell Block 21, Stratus’ ability to refinance and service its debt, the availability and terms of financing for development projects and other corporate purposes, Stratus’ ability to enter into and maintain joint venture, partnership, strategic relationships or other arrangements, Stratus’ ability to effect its business strategy successfully, including its ability to sell properties at prices its Board considers acceptable, market conditions or corporate developments that could preclude, impair or delay any opportunities with respect to plans to sell, recapitalize or refinance properties, Stratus’ ability to obtain various entitlements and permits, a decrease in the demand for real estate in select markets in Texas where Stratus operates, changes in economic, market and business conditions, reductions in discretionary spending by consumers and businesses, competition from other real estate developers, the termination of sales contracts or letters of intent because of, among other factors, the failure of one or more closing conditions or market changes, Stratus’ ability to secure qualifying tenants for the space subject to the master lease agreements entered into in connection with the 2017 sale of The Oaks at Lakeway and to assign such leases to the purchaser and remove the corresponding property from the master leases, the failure to attract customers or tenants for its developments or such customers’ or tenants’ failure to satisfy their purchase commitments or leasing obligations, increases in interest rates and the phase out of the London Interbank Offered Rate, declines in the market value of Stratus’ assets, increases in operating costs, including real estate taxes and the cost of building materials and labor, changes in consumer preferences, industry risks, changes in laws, regulations or the regulatory environment affecting the development of real estate, opposition from special interest groups or local governments with respect to development projects, weather-related risks, loss of key personnel, cybersecurity incidents and other factors described in more detail under the heading “Risk Factors” in Stratus’ Form 10-K, filed with the SEC.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the forward-looking statements are made, some of which Stratus may not be able to control. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: May 11, 2020